UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 27, 2014
Date of Report (Date of earliest event reported)

Verde Science, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53253	20-8387017
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

400 S. Zang Blvd. Suite 812
Dallas, Texas	75208
(Address of principal executive offices)	(Zip Code)

(888) 224-6039
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective June 27, 2014 the Company completed a private placement with 15 investors whereby the Company has now issued an aggregate of 10,000,000 shares of common stock, at a subscription price of $0.08 per common share, for gross proceeds to the Company of $800,000.

The Company relied on exemptions from registration under the United States Securities Act of 1933, as amended, provided by Rule 506 of Regulation D and Regulation S, based on representations and warranties provided by the purchasers of the shares in their respective subscription agreements entered into between each purchaser and the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE SCIENCE, INC.

DATE: June 27, 2014	"Harpreet S. Sangha"
Harpreet S. Sangha
Chief Executive Officer, President, Secretary and a director

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